SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2005

RUBIO’S RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26125	33-0100303
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(760) 929-8226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2005, the Company notified the Nasdaq Stock Market, Inc. (i) that, as of November 30, 2005, Mr. Ryan had received payments in excess of $60,000 from the Company under the consulting agreement previously reported on Form 8-K and was no longer an independent director, as defined in NASD Rule 4200(a)(15)(B), and (ii) that the Company’s Board of Directors, which currently consists of eight members, four of whom are independent, is no longer comprised of a majority of independent directors as required by NASD Rule 4350(c)(1).

The Company expects to regain compliance with NASD Rule 4350(c)(1) by the earlier of the Company’s 2006 annual meeting of stockholders or November 30, 2006, as required by such Rule.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 2, 2005

RUBIO’S RESTAURANTS, INC.

By:	/s/ John Fuller
John Fuller
Chief Financial Officer